UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005
Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)
Delaware	000-49697	06-1449146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8909 Purdue Road Suite 300 Indianapolis, IN 46268
(Address of principal executive offices)
Registrant's telephone number, including area code: (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2005, Republic Airways Holdings Inc. (the "Company") issued a press release regarding an agreement that it, together with its majority shareholder, Wexford Capital LLC, has reached with US Airways Group, Inc. and US Airways, Inc. The agreement is subject to, among other things, the approval of the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division. A hearing for the Bankruptcy Court on the agreement is scheduled to occur on March 31, 2005. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of Republic Airways Holdings Inc. issued on March 14, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: March 14, 2005	By:	/s/ Robert Hal Cooper
Name: Robert Hal Cooper
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Republic Airways Holdings Inc. issued on March 14, 2005.